Exhibit 4.1

Class A specimen

NUMBER

CLA 001

RAFAEL
Holdings, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 35,000,000 CLASS A COMMON SHARES,
$0.01 PAR VALUE PER SHARE

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Class A Common Stock, $0.01 Par Value of

RAFAEL HOLDINGS, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

Howard S. Jonas
CHIEF EXECUTIVE OFFICER

RAFAEL HOLDINGS, INC
CORPORATE
SEAL
DELAWARE

Jayce Mason
CORPORATE SECRETARY

Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
6201 15th Avenue
Brooklyn, NY 11219

By ______________________
Transfer Agent and Registrar Authorized Officer

© Mountain Financial Print & Design, LLC

RAFAEL HOLDINGS, INC.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face ofthis certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties	UNIF GIFT MIN ACT -	Custodian
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		(Cust) (Minor) under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,_______________________________________________ hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________________________Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:________________20________,

Signature: X

Signature(s) Guaranteed:

Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Class B specimen

NUMBER

CLB 001

RAFAEL

Holdings, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 200,000,000 CLASS B COMMON SHARES,
$0.01 PAR VALUE PER SHARE

CUSIP 75062E 10 6

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

SPECIMEN

is the owner of

Fully Paid and Non-Assessable Class B Common Stock, $0.01 Par Value of

RAFAEL HOLDINGS, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

CHIEF EXECUTIVE OFFICER

RAFAEL HOLDINGS, INC.
CORPORATE
SEAL
DELAWARE

CORPORATE SECRETARY

Countersigned:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
6201 15th Avenue
Brooklyn, NY 11219

By ______________________________
Transfer Agent and Registrar Authorized Officer

© Mountain Financial Print & Design, LLC

RAFAEL HOLDINGS, INC.

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face ofthis certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties	UNIF GIFT MIN ACT -	Custodian
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		(Cust) (Minor) under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,_______________________________________________ hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________________________Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:________________20________,

Signature: X

Signature(s) Guaranteed:

Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.